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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): September 3, 2002

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                              Click Commerce, Inc.
             (Exact name of registrant as specified in its charter)

              Delaware                 0001107050                36-4088644
(State or other jurisdiction of     (Commission File            (IRS Employer
 incorporation or organization)          Number)             Identification No.)

                       200 East Randolph Drive, Suite 4900
                             Chicago, Illinois 60601

               (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code: (312) 482-9006

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On September 3, 2002, Click Commerce, Inc., a Delaware corporation ("Click Commerce"), issued a press release announcing that its Board of Directors had approved a one-for-five reverse split of the Company's common stock as a means of satisfying the Nasdaq minimum bid price requirement. The stockholders of Click Commerce approved the reverse stock split at a special meeting of stockholders of Click Commerce held on August 30, 2002. The Board of Directors has determined that the reverse stock split will be implemented at a one-for-five (1:5) ratio and has set the beginning of September 4, 2002, as the record and effective date for that reverse stock split. As of September 4, 2002, each five shares of outstanding common stock of Click Commerce automatically converted into one share of common stock. Click Commerce's common stock began trading on a post-split basis at the opening of trading on the Nasdaq National Market on September 4, 2002. A copy of the press release is attached hereto as
Exhibit 99.1.

     Click Commerce expects to receive a Nasdaq Staff Determination letter on September 5, 2002, indicating that Click Commerce's common stock will have failed to comply with the $1.00 minimum bid price requirement for continued listing on the Nasdaq National Market set forth in Nasdaq Marketplace Rule 4310(c)(4), and that Click Commerce's common stock will be therefore subject to delisting from the Nasdaq National Market, as more fully described in the press release attached hereto as Exhibit 99.1.

     Click Commerce intends to file a request for a hearing before the Nasdaq Qualifications Panel to review the Staff Determination. Following this request, the date for this hearing will be established. Click Commerce has been advised that Nasdaq will not take any action to delist its stock pending the conclusion of that hearing.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended: Statements in this press release that are not historical facts and refer to the company's future prospects are "forward looking statements" under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by words such as "expect," "anticipate," "intend," "believe," "hope," "assume," "estimate" and other similar words and expressions. The statements are subject to risks and uncertainties and actual results may differ materially from those indicated by these forward-looking statements as a result of various factors, including but not limited to, the ability of Click Commerce to execute on its plan to enter into strategic alliances with system integrators and business consultants, the extent of customer acceptance and utilization of Click Commerce's Channel Management solutions, the impact of competitive products and services, the company's ability to manage growth and to develop new and enhanced versions of its products and services, the effect of economic and business conditions, the company's ability to expand overseas, changes in technology, deployment delays or errors associated with the company's products and the company's ability to protect its intellectual property rights.

Item 7. Financial Statements and Exhibits.

Exhibit                     Description of Exhibit
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Number

99.1      Press release, dated September 3, 2002



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2002

                                       Click Commerce, Inc.

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                                            /s/ MICHAEL W. NELSON

                                       By:  Michael W. Nelson
                                            Vice President, Chief Financial
                                            Officer, and Treasurer
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                              Click Commerce, Inc.

                                  Exhibit Index

Exhibit                      Description of Exhibit
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Number

99.1     Press release, dated September 3, 2002